EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") is entered into by and between SolarWindow Technologies, Inc., a Nevada corporation (the "Company") and Kalen Capital Corporation, a corporation organized under the laws of the Province of Alberta, Canada (the "Subscriber").

RECITALS

WHEREAS, the Company is currently indebted to the Subscriber in the amount of $550,000, exclusive of interest pursuant to a bridge loan agreement dated as of December 7, 2015 (the "Loan Agreement") and as evidenced by two (2) promissory notes in the aggregate principal amounts of $550,000 (collectively, the "Promissory Notes");

WHEREAS, the Company and Subscriber desire to convert $548,700 (the "Subscription Amount") due pursuant to the Loan Agreement into units of the Company's equity securities (the "Units") at a price of $3,100 per Unit, with each full Unit consisting of: (a) one thousand (1,000) shares (each a "Share" and collectively, the "Shares") of common stock, par value $0.001 ("Common Stock"); (b) one (1) Series O Warrant to purchase one thousand (1,000) shares of Common Stock at a price, subject to certain adjustments, of $3.10 per Warrant Share through October 31, 2017; and (c) one (1) Series P Warrant to five hundred (500) shares of Common Stock at a price, subject to certain adjustments, of $3.70 per Warrant Share through April 30, 2018 (the Series O Warrants and the Series P Warrants included in the Units may hereinafter be referred to individually as a "Warrant" and collectively as, the "Warrants." The shares issuable upon exercise of the Warrants may hereinafter be referred to individually as a "Warrant Share" and collectively as, the "Warrant Shares." The exercise price of the Warrants may hereinafter be referred to as the "Initial Warrant Exercise Price." The Units, the Shares, the Warrants and the Warrant Shares may hereinafter be referred to collectively to as the "Securities"). Except as to the number of shares for which the Warrants are exercisable, the expiration dates of the Warrants, and the Initial Warrant Exercise Price, the terms and conditions of the Series O Warrants and Series P Warrants are otherwise identical.

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by, but not limited to, the provisions of, Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

WHEREAS, the Subscriber is not "US Persons" as defined in Regulation S and is a resident of British Columbia, Canada, who meets applicable prospectus delivery exemptions set forth in National Instrument 45-106 Prospectus and Registration Exemptions ("NI-45-106");

WHEREAS, the Subscriber hereby subscribes to purchase 177 Units (the "Subscribed for Units"), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein; and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Subscribed for Units to the Subscriber and the Subscriber desires to purchase the number of Subscribed for Units from the Company all on the terms and conditions set forth herein;

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NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. Subscription for Units; Subscription Procedures; Closing.

1.1 Subscription. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the Subscribed for Units and simultaneously with the Subscriber's execution and delivery of this Agreement, herewith has transmitted the Subscription Amount through the tender of the original Promissory Notes to the Company for cancellation.

1.2 Subscription Procedure. To complete a subscription for the Subscribed for Units, the Subscriber must: (a) complete, execute and return to the Company a fully completed and signed copy of this Agreement; (b) deliver the Subscription Amount in accordance with the provisions of Section 1.1 above; (c) deliver a complete Exhibit A hereto; and (d) such other documents as the Company may reasonably request (the items, agreements, instruments and documents enumerated in Section 1.2(a) - (d) are collectively referred to herein as the "Subscriber's Deliverables").

1.3 Closings; Closing Date.

(a) Date and Place of Closing. The consummation of the transactions contemplated herein shall take place at the offices of the Company (the "Closing") upon the satisfaction or waiver of all conditions to closing set forth in Sections 4 and 5 hereof (the "Closing Conditions").

(b) Company's Closing Deliveries. At the Closing, the Company shall have delivered to the Subscriber if accepted by the Company, (1) a duly countersigned copy of this Agreement dated as of the Closing Date; (2) a certificate in the name of the Subscriber representing the Shares included in the Subscribed for Units; (3) a duly signed copy of the Warrants in the name of the Subscriber included in the Subscribed for Units; and (4) a promissory note in the amount of $18,145.93, representing the difference between the principal amount of the Promissory Notes and the Subscription Amount and all accrued and unpaid interest due thereon through the date hereof (collectively, the "Company's Deliverables").

1.4 Closing Conditions. Delivery of the Subscriber's Deliverables and the Company's Deliverables are conditions to the consummation of any Closing.

1.5 No Rights as a Shareholder. The Subscriber understands and agrees that until such time as the Company has issued to the Subscriber shares of Common Stock the Subscriber shall not be a shareholder of the Company and shall not have any rights of a shareholder, including the right to receive any distributions or dividends made by the Company.

2. Subscriber Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

2.1 Authorization; Power and Enforceability.

(a) Authorization. The Subscriber has the requisite power, authority and legal capacity to enter into and perform this Agreement and the other Transaction Documents, as that term is defined below, and to purchase the Subscribed for Units being sold to it hereunder.

(b) Corporate and Other Entities. Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and it is authorized and qualified to purchase the Subscribed for Units and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its Board of Directors or stockholders, if applicable, is required.

(c) Enforceability. This Agreement and the other Transaction Documents when executed and delivered by Subscriber constitute a valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with the terms thereof.

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2.2 No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by the Subscriber of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not: (i) result in a violation of the Subscriber's charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

2.3 Agreement Not Binding Until Accepted. The Subscriber acknowledges that this Agreement will not be binding against the Company until accepted and executed by the Company.

2.4 Risk Acknowledgement. The Subscriber recognizes that the purchase of the Subscribed for Units involves a high degree of risk including, without limitation, that the transferability of the Securities is limited and accordingly, the Subscriber may not be able to liquidate its investment and understands that the Units represent a highly speculative investment.

2.5 Accredited Investor Status and Ability to Bear Economic Risk. The Subscriber is a resident of British Columbia Canada, as that term ("accredited investor") is defined in NI-45-106 or a family member, business associate or friend of a director or officer of the Company as contemplated by Section 2.3 of NI-45-106.

2.6 Experience of the Subscriber. The Subscriber, its advisers (who are not directly or indirectly compensated by or affiliated with the Company, if any), and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of the Subscribed for Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment and protect the Subscriber's interests in connection with the transaction contemplated hereby.

2.7 No Governmental Review. The Subscriber acknowledges and understands that no United States federal or state agency, including the SEC has passed on or made recommendations or endorsement of the Units or the suitability of the investment contemplated hereby; nor, have such authorities passed upon or endorsed the merits of the offering of the Units.

2.8 Compliance with Securities Act. The Subscriber understands and agrees that none of the Securities have been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that the Units must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

2.9 Purchase of Units for the Subscriber's Account. The Subscriber is purchasing the Units for its own account, and not with a view to, or for resale in connection with, any distribution in violation of the Securities Act, and no one other than the Subscriber will have any interest in, or any right to acquire, all or any part of the Units or have any interest in this subscription.

2.10 Restricted Securities. The Subscriber understands and agrees that none of the Units, the Shares, the Warrants or the Warrant Shares, have been or will be registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that the Units must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. The Subscriber understands and hereby acknowledges that the Company has no obligation to register the Securities under the Securities Act or any state securities or "Blue Sky" laws.

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2.10 Acknowledgement of and Consent to Restrictive Legend. The Shares, Warrants and the shares issuable upon or exercise thereof, may bear the following or similar legend, as applicable:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT."

The Company's transfer books may include such transfer restrictions as the Company in its sole discretion deems appropriate.

2.11 Non-US Persons. Subscriber further represents and warrants to the Company that: (a) it is acquiring the Units in an offshore transaction pursuant to Regulation S and the Subscriber was outside the United States when receiving and executing this Agreement; (b) the Subscriber has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration of the Units under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein; (c) the Subscriber understands and agrees that offers and sales of any of the Units prior to the expiration of a period of one year after the date of transfer of the Units under this Agreement (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws; (d) the Subscriber understands and agrees not to engage in any hedging transactions involving the Units prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act; and (e) the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. The Subscriber's subscription and payment for, and its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

2.12 Address. The Subscriber represents that the address of the Subscriber furnished by the Subscriber is its principal business address.

2.13 No Brokers. The Subscriber represents and warrants that is has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, in connection with the transactions contemplated hereby. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commission or other payments owning to any such person or firm action on behalf of such Subscriber hereunder.

2.14 No Consents. The Subscriber represents that no authorization, approval, consent or license of any person (collectively, "Subscriber Consents") is required to be obtained for the purchase of the Subscribed for Units by the Subscriber, other than as have been obtained and which Subscriber Consents are in full force and effect.

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2.15 Irrevocability of the Subscription. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription to purchase the Subscribed for Units is irrevocable by the Subscriber, that except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person, his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

2.16 Reliance.

(a) The Subscriber understands and acknowledges that (i) the Units are being offered and sold to the Subscriber without registration under the Securities Act in a private placement that is intended to be exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance.

(b) The Subscriber agrees that: (i) the representations, warranties and covenants of the Subscriber contained herein (or in any representation letter or questionnaire executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Agreement and as of the Closing, and shall survive the completion of the distribution of the Units; and (ii) the Subscriber further represents and warrants that all of the information that the Subscriber has furnished to the Company in connection with executing this Agreement or which is included in this Agreement is correct and complete as of the date of this Agreement or, if provided thereafter, as of that later date and will be true and correct on the date that the Units are issued to the Subscriber and will continue to be true, correct and complete thereafter.

(c) The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement, or any exhibit hereto, which takes place prior to Closing.

3. The Company's Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

3.1 Due Formation. The Company is a corporation, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as presently conducted.

3.2 Authority; Enforceability. This Agreement and any other agreements delivered together herewith or therewith or in connection herewith or therewith (collectively, the "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.

3.3 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as may be required in connection with filings pursuant to Regulation D. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

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3.4 No Violation or Conflict. If the representations and warranties of the Subscriber in Section 2 are true and correct, then neither the issuance nor the sale of the Units nor the performance of the Company's obligations under this Agreement by the Company will: (a) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (i) the certificate of formation of the Company, (ii) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (iv) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect; or (b) result in the creation or imposition of any lien, charge or encumbrance upon the Units or any of the assets of the Company or any of its Affiliates except in favor of the Subscriber as described herein; or (c) result in the triggering of any piggy-back or other registration rights of any Person or entity holding securities of the Company or having the right to receive securities of the Company.

3.5 The Units. The Warrants included as part of the Units represent a binding obligation of the Company as further described therein. The Shares and Warrant Shares, upon issuance in accordance with the terms of this Agreement and the terms of the respective Warrants: (i) will be duly and validly authorized, validly issued and non-assessable; (ii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and (iii) will not subject the holders thereof to personal liability by reason of being such holders.

3.6 The Reset Adjustment. The Company will conduct a onetime reset adjustment (the "Reset Adjustment") if, within six (6) months from the Offering Termination Date, the Company effects a sale of equity securities, other than through the exercise or conversion of currently outstanding securities, at a price less than $3.10 per share of Common Stock (the sale price shall hereinafter be referred to as the "Reset Price"), resulting in each of Investor having purchased Units in the Offering receiving additional Units equal to the difference between the number of Units that would have been issuable to such subscriber if the price per share of Common Stock included in the Units was equal to the Reset Price less the number of Units actually received by such Subscriber at Closing. The Initial Warrant Exercise Price will not be adjusted.

3.7 Litigation. There is no litigation, arbitration, mediation, action, suit, claim, proceeding or investigation, whether legal or administrative, pending against the Company or any of its Subsidiaries or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective assets, properties or operations, at applicable law or in equity, before or by any governmental authority or any order of any governmental authority that, individually or in the aggregate, has had or caused or would reasonably be expected to have or cause a material adverse effect on the Company's operations.

3.8 Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

4. Subscriber's Conditions of Closing. The Subscriber's obligation to purchase the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 5.

4.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Company set forth in Section 3 hereof shall be true in all material respects on and as of the Closing Date.

4.2 Closing Deliveries. The conditions in Section 1.2 hereof shall have been satisfied or waived in writing by the Subscriber.

4.3 No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

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5. Company's Conditions of Closing. The Company's obligation to sell the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 5.

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Subscriber set forth in Section 2 hereof shall be true in all material respects on and as of the Closing Date.

5.2 Subscriber's Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the date of such Closing shall have been performed, complied with in all material respects, or waived in writing by the Company.

5.3 No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

6. Miscellaneous.

6.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be: (i) personally served; (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid; (iii) delivered by reputable air courier service with charges prepaid; or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, at the address, email address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406, Columbia, MD 21044 Attention: Mr. John Conklin, President & CEO; and (ii) if to the Subscriber, to: Kalen Capital Corporation, 700-688 West Hastings St, Vancouver, BC V6B 1P1, Canada, Attention: Harmel S. Rayat, President.

6.2 Entire Agreement; Assignment. This Agreement and other Transaction Documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may not assign this Agreement without the prior written consent of the Company.

6.3 Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control Persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of (i) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or "Blue Sky" laws or (ii) any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein, in any Transaction Document, or in any other document delivered in connection with this Agreement or any Transaction Document.

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6.4 Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature page were an original thereof.

6.5 Calendar Days. All references to "days" in the Transaction Documents shall mean calendar days unless otherwise stated. The terms "business days" and "trading days" shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

6.6 Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "Person" shall mean and include an individual, a company, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require.

6.7 Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

6.8 Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.

6.9 Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such Person and such Person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

6.10 Modification. Except as otherwise expressly provided herein, any term of this Agreement may be amended and observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Subscriber.

6.11 Fees. Unless otherwise specifically provided,each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

6.12 Survival of Representations. All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

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6.13 Binding Obligation. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Subscribed for Units as herein provided.

6.14 Further Assurances. The parties hereto agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.15 No Third Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any Person or entity not a party to this Agreement.

6.16 Reference and Effective Date. The reference and effective date of this Agreement shall be the Closing Date, regardless of the date on which it is signed by the Subscriber.

6.17 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7. Subscriber Questionnaire and Certification. Subscriber must complete, sign and deliver Exhibit A hereto.

[SIGNATURE PAGE FOLLOWS]

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SOLARWINDOW TECHNOLOGIES, INC.

IN WITNESS WHEREOF, the Company and Subscriber have duly executed this Subscription Agreement as of March 31, 2016.

SOLAR WINDOW TECHNOLOGIES, INC.

By:	/s/ John Conklin
Name:	John Conklin
Title:	President & CEO

Kalen Capital Corporation

By:	/s/ Harmel S. Rayat
Name:	Harmel S. Rayat
Title:	President

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